UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 20, 2026

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item	7.01	Regulation FD Disclosure.

On April 20, 2026, USCB Financial Holdings, Inc. (the “Company”) issued a press release announcing the declaration of the Company’s quarterly cash dividend. The dividend is in the amount of $0.125 per share of Class A common stock and is payable on June 5, 2026 to shareholders of record as of the close of business on May 15, 2026. For additional information, reference is made to the Company’s press release, dated April 20, 2026, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such filing to this Form 8-K.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated April 20, 2026.
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert Anderson
	Name:	Robert Anderson
	Title:	Executive Vice President and Chief Financial Officer

Date: April 20, 2026